Exhibit 31.2
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                       CERTIFICATION Under Rule 13a-14(a)

I, Taras Chebountchak, certify that:

1. I have reviewed and read this Annual Report on Form 10-KSB of Ardent Mines Limited;

2. Based on my knowledge, this Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report;

3. Based on my knowledge, the financial statements, and other financial information included in this Annual Report, fairly present in all material respects the financial condition, results of operations and cash flows of Ardent Mines Limited as of, and for, the periods presented in this Annual Report;

4. Ardent Mines Limited's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Ardent Mines Limited and have:

     (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Ardent Mines Limited, including its subsidiary, is made known to us by others within that entity, particularly during the period in which this Annual Report is being prepared;

     (b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) evaluated the effectiveness of Ardent Mines Limited's disclosure controls and procedures and presented in this Annual Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (d) disclosed in this Annual Report any change in Ardent Mines Limited's internal control over financial reporting that occurred during Ardent Mines Limited's fourth fiscal quarter that has materially affected, or is reasonable likely to materially affect, Ardent Mines Limited's internal control over financial reporting; and

5. Ardent Mines Limited's other certifying officer and I have disclosed, based on our most recent evaluations of internal control over financial reporting, to Ardent Mines Limited's auditors and the audit committee of Ardent Mines Limited's board of directors (or persons performing the equivalent functions):

     (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Ardent Mines Limited's ability to record, process, summarize and report financial information; and

     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in Ardent Mines Limited's control over financial reporting.


Dated: November 9th, 2004                   /s/ Taras Chebountchak
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                                            Taras Chebountchak,Secretary,
                                            Treasurer, Chief Financial Officer
                                            and Director (Principal Financial
                                            Officer)